Accounting for eRapa and CPRIT grant	6 Months Ended
Jun. 30, 2025
Accounting For Erapa And Cprit Grant
Accounting for eRapa and CPRIT grant

2.	Accounting for eRapa and CPRIT grant

The License and Collaboration Agreement (“LCA”) entered into with Emtora in April 2024 meets the definition of a Joint Arrangement under IFRS 11, specifically related to the FAP program.

A jointly controlled escrow account was established on completion of the LCA. All FAP program transactions are processed through the escrow account, including the Company’s deposits of matching funds, as set out in the agreement, the receipt of grant funding from CPRIT and the payment of eligible R&D expenses. Although the CPRIT grant and R&D supplier contracts are with Emtora, the joint arrangement nature of the LCA results in Emtora being deemed to be acting as the Company’s agent. Accordingly, the Company recognises 100% of the grant and 100% of the R&D expenditure. The CPRIT grant recognised is on a 1 for 2 match. In accordance with the Company’s accounting policy, the grant, as it is the re-imbursement of directly related costs, is credited to R&D costs in the same period in The Statements of Comprehensive Income. The escrow account is recognised within prepayments, CPRIT grant received in advance is recognised within deferred revenue and any grant not yet received is recognised in accrued income.

In 1H25 the company recognised R&D costs of £0.5 million (1H24: £0.2 million) on the FAP project, made up of expenditure of £2.6 million (1H24: £0.5 million) netted against CPRIT grant of £2.1 million (1H24: £0.3 million).

The balances in relation to the FAP project as at June 30 were as follows:

	June 30, 2025 unaudited £’000	June 30, 2024 unaudited £’000
Prepayments*	2,751	6,114
Accrued revenue	599	-
Deferred revenue	-	(1,468)

* prepayment reflects only the escrow account balance